UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 21, 2007


                                TUXIS CORPORATION
               (Exact Name of Registrant as Specified in Charter)

         Maryland                  001-12321             13-3196171
----------------------------   ------------------    --------------------
(State or Other Jurisdiction      (Commission           (IRS Employer
    of Incorporation)             File Number)        Identification No.)


   11 Hanover Square, New York, New York                    10005
-------------------------------------------          --------------------
  (Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code: 1-212-785-9300

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On February 21, 2007, Peter M. Kuhlmann, an independent director of Tuxis Corporation (the "Company"), notified the Board of Directors of the Company of his resignation effective immediately. At the time of his resignation, Mr. Kuhlmann was a member of the Governance, Compensation and Nominating Committee and served as Chairman of the Audit Committee of the Board of Directors.

     Mr. Kuhlmann did not state a reason for his resignation in his correspondence to the Board of Directors. He recently served on a special committee of the independent members of the Board of Directors (the "Committee") established to consider the voluntarily withdrawal of the listing of the Company's common stock from the American Stock Exchange and the termination of the registration of its common stock under the Securities Exchange Act of 1934, as amended. The majority of the Committee, excepting Mr. Kuhlmann, recommended delisting and deregistration. Subsequently, the majority of the Board of Directors, excepting Mr. Kuhlmann, concurred with the recommendation of the Committee. The Company announced its intent to delist and deregister in a Form 8-K and press release filed on February 14, 2007.

     A copy of Mr. Kuhlmann's resignation letter is attached as Exhibit 99.1 hereto and incorporated herein by reference.

     The information contained in this report on Form 8-K (including the exhibit) shall not be deemed to be "filed" for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits

          (c)  Exhibits.

               Exhibit No.   Description of Exhibit
               ===========   ===================================
                    99.1     Peter M. Kuhlmann Resignation Letter
                             Dated February 21, 2007

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TUXIS CORPORATION

Dated:   February 27, 2007    By:      /s/ Mark C. Winmill
                                       -----------------------
                                       Mark C. Winmill
                                       Chief Executive Officer

Exhibit 99.1


                                                           478 Tower Hill Road
                                                           Millbrook, NY 12545
                                                           February 21, 2007



Mr. Bassett Winmill
Chairman
Tuxis Corporation
11 Hanover Square
New York, New York


Dear Bass,

This letter is to inform you of my resignation from the board of directors of Tuxis Corporation effective immediately. I have enjoyed my participation on the board and am grateful for having had the opportunity to serve.


Sincerely yours,

/s/ Peter M. Kuhlmann
---------------------
Peter M. Kuhlmann


PMK/za